SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2004

RSA Security Inc.

(Exact name of registrant as specified in charter)

Delaware	000-25120	04-2916506

(State or other juris-	(Commission	(IRS Employer
diction of incorporation)	File Number)	Identification No.)

174 Middlesex Turnpike, Bedford, Massachusetts		01730

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 515-5000

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

     See the Exhibit Index attached to this Report.

Item 9. Regulation FD Disclosure.

     RSA Security Inc. is filing this current report on Form 8-K for the purpose of furnishing to the Securities and Exchange Commission its presentation entitled Inspiring Confidence in e-Business, dated July 2004, attached to this report as Exhibit 99.1 and incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2004	RSA Security Inc. (Registrant)

	By:	/s/Jeffrey D. Glidden
Jeffrey D. Glidden
Senior Vice President, Finance and Operations, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation of RSA Security Inc. entitled Inspiring Confidence in e-Business, dated July 2004.